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GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST

PASS THROUGH CERTIFICATES
SERIES 1999-4
INVESTOR NUMBER 51999091

Determination Date:                           10-Feb-00
Remittance Date A-1                           15-Feb-00
Remittance Date A-2                           21-Feb-00
Month End Date:                               31-Jan-00
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
(a)              Class A-1 Distribution Amount                                                                       1,082,391.05

(b)              Class A-1 Distribution Principal                                                                      861,700.94
                           Scheduled Payments of Principal                                         79,085.92
                           Partial Prepayments                                                    128,561.31
                           Scheduled Principal Balance Principal Prepayment in Full               598,376.76
                           Scheduled Principal Balance Liquidated Contracts                        55,676.95
                           Scheduled Principal Balance Repurchases                                      0.00

(c)              Class A-1 Interest Distribution                                                                       220,690.11
                 Class A-1 Interest Shortfall                                                                                0.00

(d)              Class A-1 Remaining Certificate Balance                                                            45,787,609.34

(e)              Class A-2 Distribution Amount                                                                         257,333.33

(f)              Class A-2 Distribution Principal                                                                            0.00
                           Scheduled Payments of Principal                                              0.00
                           Partial Prepayments                                                          0.00
                           Scheduled Principal Balance Principal Prepayment in Full                     0.00
                           Scheduled Principal Balance Liquidated Contracts                             0.00
                           Scheduled Principal Balance Repurchases                                      0.00

(g)              Class A-2 Interest Distribution                                                                       257,333.33
                 Class A-2 Interest Shortfall                                                                                0.00

(h)              Class A-2 Remaining Certificate Balance                                                            50,000,000.00

(i)              Class A-1 Pass Through Rate                                                                             6.082500%
                 Class A-2 Pass Through Rate                                                                             5.790000%
                 Class A-2 Holdover Amount                                                                                   0.00

(j)              Monthly Servicing Fee                                                                                  80,541.09


(k)              Delinquency                                                                  # of Contracts        Prin. Balance
                                                                                              --------------        -------------

                                     a)  Loans 31 to 59 days delinquent                                   69         3,022,582.29
                                     b)  Loans 60 to 89 days delinquent                                   10           376,931.00
                                     c)  Loans delinquent 90 or more days                                 10           338,374.32
                                                                                                          89         3,737,887.61

(l)              Repurchased Contracts

                           (l)       Repurchased Contracts                                            Number     Repurchase Price
                                     (see attached schedule)                                          ------     ----------------
                                                                Total Repurchases                          0                 0.00

(m)              Repossessions or Foreclosures                                                        Number       Actual Balance
                                                                                                      ------       --------------
                                                                 BOP Repossessions                        16          $558,421.08
                                                                 Plus Repossessions this Month            10           277,248.26
                                                                 Less Liquidations                        -2           -56,048.59
                                                                 EOP Repossessions                        24           779,620.75

(n)              Enhancement Payment                                                                                         0.00

(o)              Monthly Advance                                                                                        (5,302.56)
                 Outstanding Amount Advanced                                                                                 0.00

(p)              Deposit to Special Account/Distribution to Class R Certificateholders                                 193,970.45

(q)              Amount Distributed to Class R Certificateholders                                                            0.00%

(r)              Net Weighted Average Contract Rate                                                                             0

(s)              Number of Manufactured Homes currently held due to repossession                                               24
                 Principal balance of Manufactured Homes currently held                                           77962075.000000%

(t)              Pool Principal Balance Percentage                                                                    0.958019116

(u)              Aggregate Deficiency Amounts                                                                            3,281.84
                 Servicer Deficiency Amounts received                                                                    1,148.64

(v)              Additional Items

(w)              Class A-1 Net Funds Carryover Amount                                                                           0
                 Class A-2 Net Funds Carryover Amount                                                                           0

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